UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York  10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York  10111

Registrant's telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1. Reports to Stockholders.

================================================================================

                         CENTRAL SECURITIES CORPORATION


                                   ----------


                          SEVENTY-NINTH ANNUAL REPORT

                                      2007

================================================================================

                               SIGNS OF THE TIMES

      "Think about what is happening in Asia today, centered on China but followed by India. At a growth rate of per capita living standards of six and a half percent which is less than the average of the last ten years for China, living standards don't double in a single human life span, they don't rise five fold in a human life span, they rise 100 fold within a single human life span. They rise more than living standards have increased in the United States since my country gained independence in 1776. This is not an isolated event affecting a few people, in a niche in the world, this is an event affecting a third or more of humanity, if one takes into account China and India and looks to the remainder of Asia.

      "Living standards rising as much as a 100 fold in a single human life span in places where a third of humanity resides, this is an economic event, in the last millennium that exceeds very substantially the impact of either the Renaissance or the Industrial revolution. I would dare to suggest to you that when historians record the history of our time, 300 years from now, the end of the Cold War, that fifty year struggle will be at most a third story in that history. All that is happening in the Middle East, with all that the region needs, will be the second story. What happens in Asia, the changes in the lives of so many people, so quickly and its ramifications for the global system will be the most important story when the history of our times is written." (Lawrence Summers, Charles W. Eliot University Professor, Harvard University, Welcoming Dinner Address, Beijing Friendship Hotel, January 14, 2007)

                                   ----------

      "The collapse of communism in Europe was a key event in the creation of a more growth-oriented global economy. In one fell swoop, 240 million working-age people in the former USSR and its satellites were catapulted into the global traded goods system. China had already embarked on steps toward a more market-oriented economy, but this accelerated in the 1990s. Meanwhile, the dramatic growth in China encouraged India to start retreating from its heavy-handed state control of the economy. In total, the global labor force potentially involved in the market system doubled by the inclusion of all these `new' entrants. If each country's labor force is weighted by its export-to-GDP ratio, the IMF calculates that the effective labor supply involved in the global trading system has doubled in the past 20 years." (Martin H. Barnes, The Bank Credit Analyst, May 2007)

                                   ----------

      "As I see it, the role that quants play in the financial world is analogous to the role that batfish play in keeping coral reefs tidy. Batfish do not construct the reef, but they are essential to its health. Quants do not create the structure on which the markets depend, but they maintain the conditions which make financial markets function."

      "By scrutinizing financial data, quants spot arbitrage opportunities and alert their firms to act before those opportunities disappear."

      "Most of the time, they have no idea what, if anything, is produced by the companies with whose stocks they deal. Their mission is to blindly keep those stocks moving, not to pass judgment on a stock's value, either to the buyer or society. Thus, I find it completely appropriate that quants now prefer the euphemism `financial engineer.' They are certainly not `financial architects.' Nor are they responsible for the mess in which the financial world finds itself at the moment. Quants may have greased the rails, but others were supposed to be manning the brakes." (Daniel Stroock, MIT TechReview, November 2007)


                                      [2]

                               SIGNS OF THE TIMES

      "Last week the Congressional Budget Office joined the IRS in releasing tax numbers for 2005, and part of the news is that the richest 1% paid about 39% of all income taxes that year. The richest 5% paid a tad less than 60%, and the richest 10% paid 70%. These tax shares are all up substantially since 1990, and even somewhat since 2000. Meanwhile, Americans with an income below the median - half of all households - paid a mere 3% of all income taxes in 2005. The richest
1.3 million tax-filers - those Americans with adjusted gross incomes of more than $365,000 in 2005 - paid more than all of the 66 million American tax filers below the median income. Ten times more. (Wall Street Journal, December 17,
2007)

            ------------------------------------------------------

                              The Rich Pay More

              Shares of income earned by all taxpayers compared
                  to share of income taxes paid in the U.S.

                                               Share of total
                                            -------------------
                Richest 1%                  Income   Taxes Paid
                1990................          14%       25%
                2000................          21%       37%
                2005................          21%       39%
                Richest 5%
                1990................          27%       44%
                2000................          35%       56%
                2005................          36%       60%

             Source: Treasury Department, October 2007.

            ------------------------------------------------------

                                   ----------

      "In 1986, President Ronald Reagan in tandem with the Democratic House and Republican Senate reformed and simplified the tax code, reducing the number of brackets, closing loopholes and lowering individual and corporate rates. The U.S. moved from a country with above-average corporate tax rates to one with below-average rates. The Reagan tax reforms set the stage for 20 years of remarkable economic performance in the U. S. and around the world, what Ronald Reagan called the `American Miracle.'

      "Twenty years later, after much of the world has followed our lead, the U.S. is once again a high corporate tax country. We now have, on average, the second-highest statutory corporate tax rate (including state corporate taxes), 39%, compared with an average rate of 31% for our top competitors-the democratic, market-oriented nations that form the Organisation of Economic Cooperation and Development (OECD)." (Henry M. Paulson, Jr. Wall Street Journal, July 19, 2007)

                                   ----------

      "A record eight million Americans moved from one state to another last year. Where is everyone going, and why? The answer has little to do with the climate: California has arguably the nicest climate of any state in the nation - yet in this decade more Americans have left the Golden State than entered it. Migration patterns instead reveal which states have the most dynamic and desirable economies, and which are `has-been' states. The winners in this contest for the most valuable resource on the globe - human capital - are generally the states with the lowest tax, spending and regulatory burdens. The biggest losers are almost all congregated in the Northeast and Midwest. (Arthur Laffer and Stephen Moore, Wall Street Journal, December 10, 2007)

                                   ----------

      "Because of lax lending standards in the past few years, many homeowners never amassed much equity in their homes. Sizable down payments became a rarity, as many buyers borrowed close to 100% of the purchase price through a blend of first mortgages and home-equity lines of credit. Others kept refinancing their mortgages as property prices climbed, taking on bigger loans and draining the equity value of their homes.

      "As a result, there is a new class of homeowners in name only. Because these people never put up much of their own money, they don't act like owners, committed to their property for the long haul. They behave more like renters, ducking out of an onerous lease in the midst of a housing slump." (George Anders, Wall Street Journal, December 19, 2007)


                                      [3]

                         CENTRAL SECURITIES CORPORATION:

   (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the
                        Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                          Per Share of Common Stock
                                            ---------------------------------------------------
                Total        Convertible      Net            Net                                   Net realized      Unrealized
                 net         Preference      asset       investment         Divi-    Distribu-      investment      appreciation
Year           assets         Stock(A)       value        income(B)       dends(C)   tions(C)          gain        of investments
----           ------         --------       -----        ---------       --------   --------      ------------    --------------
1997       $434,423,053     $9,040,850      $29.97                                                                  $273,760,444
1998        476,463,575      8,986,125       31.43         $.29            $.29       $1.65        $22,908,091       301,750,135
1999        590,655,679           --         35.05          .26             .26        2.34         43,205,449       394,282,360
2000        596,289,086           --         32.94          .32             .32        4.03         65,921,671       363,263,634
2001        539,839,060           --         28.54          .18             .22        1.58*        13,662,612       304,887,640
2002        361,942,568           --         18.72          .14             .14        1.11         22,869,274       119,501,484
2003        478,959,218           --         24.32          .09             .11        1.29         24,761,313       229,388,141
2004        529,468,675           --         26.44          .11             .11        1.21         25,103,157       271,710,179
2005        573,979,905           --         27.65          .28             .28        1.72         31,669,417       302,381,671
2006        617,167,026           --         30.05          .36             .58        1.64         36,468,013       351,924,627
2007        644,822,724           --         30.15          .38             .52        1.88         42,124,417       356,551,394

----------

A  -  At liquidation preference.

B - Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from ordinary income. Distributions are from long-term investment gains.

*     Includes a  non-taxable  return of capital  of $.55.

      The Common Stock is listed on the American Stock Exchange under the symbol CET. On December 31, 2007 the market quotations were: $26.06 low, $26.96 high and $26.84 last sale.

      Central's results to December 31, 2007 versus the S&P 500:

                                       Central's     Central's     Standard &
Average Annual Total Return           NAV Return   Market Return   Poor's 500
---------------------------           ----------   -------------   ----------
One Year...........................     9.4%            9.9%          5.5%
Five Year..........................    18.8%           19.3%         12.8%
Ten Year...........................     9.6%            7.8%          5.9%
Fifteen Year.......................    14.8%           15.4%         10.5%
Twenty Year........................    14.7%           16.2%         11.8%



                                      [4]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2007,  as  reported  upon  by  our independent registered public accounting firm, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                                 December 31,        December 31,
                                                                     2007                2006
                                                                 ------------        ------------
Net assets.................................................      $644,822,724         $617,167,026
Net assets per share of Common Stock.......................             30.15                30.05
    Shares of Common Stock outstanding.....................        21,385,882           20,538,195

    Comparative operating results are as follows:
                                                                   Year 2007           Year 2006
                                                                 ------------        ------------
Net investment income......................................       $ 7,817,245          $ 7,269,692
    Per share of Common Stock..............................               .38*                 .36*
Net realized gain on sale of investments...................        42,124,417           36,468,013
Increase in net unrealized appreciation
  of investments...........................................         4,626,767           49,542,956
Increase in net assets resulting from operations...........        54,568,429           93,280,661

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2007, a cash dividend of $.20 per share paid on June 22 and an optional distribution of $2.20 per share in cash, or one share of Common Stock for each 12 shares held, paid on December 27. For Federal income tax purposes, of the $2.40 paid in 2007, $.52 represents ordinary income and $1.88 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 50% of the outstanding shares of Common Stock elected stock, and they received 847,687 Common shares.

      During 2007 the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in private transactions directly with stockholders.


                                      [5]

      Central's net asset value, adjusted for the reinvestment of distributions, increased by 9.4% last year. The S&P 500 and Russell 2000, an index composed of smaller companies, returned 5.5% and a negative 1.6%, respectively. Interestingly, the Russell had outperformed the S&P for seven of the previous eight years. Last year, however, market uncertainty had a greater impact on the prices of smaller companies, which are presumed to be more vulnerable to slowing economic growth than larger ones. Plymouth Rock, Murphy Oil, Bank of New York Mellon, Intel, Berry Petroleum and Roper Industries were the major contributors to Central's gain. Capital One Financial, Convergys and Geomet detracted the most.

      Our trading activity as measured by turnover increased from 18% to 20%. Over the year eight investments were added and fourteen sold. The largest new investments were Coherent, Devon Energy, Radisys and A.S.V. The largest eliminations were Neoware, Chevron, Ceridian, Hewitt Associates and SLM Corp. We ended the year with thirty-three holdings. The ten largest, shown on page eight, accounted for 63% of Central's net assets.

      Plymouth Rock did not repeat its record earnings performance of 2006 in 2007. Since this letter precedes its annual report, audited results for last year are not yet available. (The Plymouth Rock annual report will be placed on the company's website at www.prac.com in early April.) The $54 million earned in 2006, it may be remembered, was boosted by a $10 million reduction of reserves from prior years and Plymouth Rock Assurance Corp., along with other Massachusetts insurers, experienced an unexpected rise in its loss ratio in 2007. Management has taken aggressive action to address the issue. The New Jersey subsidiaries, Palisades and High Point, are both benefiting from recent acquisitions. These companies, it should be noted, are management companies which derive their income from servicing fees as opposed to underwriting.

      Complicating the future in Massachusetts, the state insurance department is in the process of implementing regulatory changes designed to conform Massachusetts regulation with that of other states in order to bring more insurance providers into the state, much as occurred in New Jersey a few years ago. It is unclear how the market will develop, but we hope the experience Plymouth Rock gained in NJ will help as it contends with the changes.

      It has been 25 years since Central made its initial investment in Plymouth Rock. Since then the company has grown to the point where last year it had approximately $1 billion in written and managed premiums. Central has received dividends over the last 10 years of more than $15 million. Based on the current valuation our investment has increased at an annual rate of 20% for the 25 year period. Looking forward, when I reflect on Central's investment in Plymouth Rock, the team Jim Stone has assembled and the leadership he is able to provide, I think the company should continue to be able to provide attractive long-term shareholder returns. Much of the company's growth has come from acquisitions, and opportunities may arise in the coming years if companies not committed to the increasingly complex auto business decide to exit.

      Plymouth Rock is not publicly traded and its value is determined by Central's Board of Directors based on an independent appraisal obtained by Plymouth Rock. We evaluate the appraisal, considering, among other things, management, corporate governance, valuations of comparable publicly traded companies, the company and industry outlooks, marketability and recent private transactions. We currently apply a liquidity discount of 32.5%, resulting in a value of $2120 per share.


                                      [6]

      In last year's annual report we noted that the market seemed to have an abundance of confidence. That changed abruptly this past summer when it became apparent that many so called "structured" securities backed by mortgages and other loans had lost much of their value. Confidence evaporated quickly as a number of large American and European financial institutions announced write offs which strained their capital bases. To remedy the situation they have been trooping "hat in hand" to the Middle East and East Asia to raise capital from wealthy sovereign investment funds. Fortunately, capital has been available, but it has been costly for shareholders. In a larger sense, as pointed out by the historian Niall Ferguson, economic power is shifting. In the past such shifts have had political implications as well as financial ones. Against this backdrop the stock market was mixed last year. For example, bank stocks declined by more than 28%. In contrast, energy stocks increased by 31% as investors focused on demand from China and hedged against the weak dollar. Looking forward, the Federal Reserve is faced with the problem of stabilizing the banking system and mitigating an economic slowdown while avoiding inflation in the process. Success in this endeavor will require deft management on the part of the regulators.

      It is our belief that there is no one "correct" way to invest and Central uses a number of investment strategies. Our investing activities, however, continue to be based on a few basic principles: we pay attention to price in relation to assets, earnings, and intrinsic or franchise value. We take a long-term view, looking out three to five years. Many investors are forced to have a shorter time horizon, and we believe the ability to take a long-term view has been an advantage for Central shareholders. We try to avoid over diversification. Our long-standing practice has been to keep about one half of our assets invested in a small number of companies. We often invest in less liquid securities or go contrary to general opinion on the theory that such situations are not as efficiently priced. Finally, integrity is important. We want to own companies whose managements are working in the shareholder's interest.

      It is our goal to provide shareholders with results that will be judged superior in the long run. We continue to believe that under reasonably favorable economic conditions our investment approach will provide satisfactory results.

      Shareholder inquiries are welcome.

                                             CENTRAL SECURITIES CORPORATION

                                                Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
January 22, 2008


                                      [7]

                            TEN LARGEST INVESTMENTS

                                December 31, 2007
                                   (unaudited)

                                                                              % of Net   Year First
                                                          Cost       Value      Assets    Acquired
                                                          ----       -----      ------    --------
                                                            (millions)
The Plymouth Rock Company, Inc......................     $ 2.2      $148.4      23.0%        1982
Murphy Oil Corporation..............................       2.6        44.5       6.9         1974
The Bank of New York Mellon Corporation.............      15.5        40.3       6.2         1993
Agilent Technologies, Inc...........................      22.5        34.6       5.4         2005
Brady Corporation...................................       2.5        30.7       4.8         1984
Convergys Corporation...............................      25.1        28.2       4.4         1998
Intel Corporation...................................       0.4        24.0       3.7         1986
Roper Industries, Inc...............................       7.2        21.9       3.4         2003
Dover Corporation...................................      13.0        18.4       2.9         2003
Devon Energy Corporation............................      14.9        17.8       2.8         2007

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2007
                   (Common Stock unless specified otherwise)
                                  (unaudited)

                                                                         Number of Shares
                                                         -----------------------------------------------
                                                                                              Held
                                                         Purchased           Sold      December 31, 2007
                                                         ---------           ----      -----------------
A.S.V., Inc.........................................      120,000                            800,000
Carlisle Companies Inc..............................       10,000                            150,000
Coherent, Inc.......................................      600,000                            700,000
Covidien Ltd........................................                        100,000               --
Flextronics Ltd.....................................      630,000(a)                         630,000
GeoMet, Inc.........................................      850,000                          1,850,000
IMS Health, Inc.....................................                         80,000               --
McMoRan Exploration Corporation.....................       45,000                            600,000
Meritage Homes Corporation..........................                         90,000               --
Murphy Oil Corporation..............................                         25,000          525,000
Roper Industries, Inc...............................                         60,000          350,000
Tyco Electronics Ltd................................                         90,000               --
Verigy Ltd..........................................                         60,000               --
Vical Inc...........................................       35,100                            170,000
Walgreen Co.........................................      200,000                            200,000

----------
(a) 550,600 shares received in exchange for 1,800,000 shares of Solectron Corporation.


                                      [8]

                         DIVERSIFICATION OF INVESTMENTS

                                December 31, 2007
                                   (unaudited)

                                                                                        Percent of
                                                                                        Net Assets
                                                                                        December 31
                                                                                      --------------
                                        Issues         Cost             Value         2007      2006
                                        ------         ----             -----         ----      ----
Common Stocks:
   Insurance...........................   3        $ 3,633,747      $149,947,000      23.3%     21.8%
   Electronics.........................   8         79,307,574       130,984,576      20.3      16.8
   Energy..............................   6         54,002,897       106,792,150      16.6      12.5
   Manufacturing.......................   6         45,437,863        91,649,304      14.2      14.0
   Banking and Finance.................   2         20,552,122        56,318,561       8.7       9.3
   Information Technology..............   2         31,307,626        45,438,368       7.1      12.6
   Other...............................   6         20,227,100        29,890,364       4.6       9.4
Short-Term Investments.................   3         33,713,125        33,713,125       5.2       3.5

                              FINANCIAL HIGHLIGHTS

                                                                2007           2006           2005           2004          2003
                                                                ----           ----           ----           ----          ----
Per Share Operating Performance:
Net asset value, beginning of year ......................    $  30.05       $  27.65       $  26.44       $  24.32       $  18.72
Net investment income* ..................................         .38            .36            .28            .11            .09
Net realized and unrealized gain on securities* .........        2.12           4.26           2.93           3.33           6.91
                                                             --------       --------       --------       --------       --------
      Total from investment operations ..................        2.50           4.62           3.21           3.44           7.00
Less:
Dividends from net investment income ....................         .37            .36            .28            .11            .11
Distributions from capital gains ........................        2.03           1.86           1.72           1.21           1.29
                                                             --------       --------       --------       --------       --------
      Total distributions ...............................        2.40           2.22           2.00           1.32           1.40
                                                             --------       --------       --------       --------       --------
Net asset value, end of year ............................    $  30.15       $  30.05       $  27.65       $  26.44       $  24.32
                                                             ========       ========       ========       ========       ========
Per share market value, end of year .....................    $  26.84       $  26.65       $  23.80       $  22.85       $  20.89
Total return based on market(%) .........................        9.86          21.31          14.04          16.16          36.22
Total return based on NAV(%) ............................        9.35          18.55          13.75          15.40          39.32
Ratios/Supplemental Data:
Net assets, end of year(000) ............................    $644,823       $617,167       $573,980       $529,469       $478,959
Ratio of expenses to average net assets(%).. ............         .59            .53            .54            .55            .56
Ratio of net investment income to average
  net assets(%) .........................................        1.21           1.23           1.02            .41            .42
Portfolio turnover rate(%) ..............................       19.58          17.55          15.83          16.72          12.90

----------
*     Based on the average number of shares outstanding during the year.

                See accompanying notes to financial statements.


                                      [9]

                            STATEMENT OF INVESTMENTS

                                December 31, 2007

                           PORTFOLIO SECURITIES 94.8%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

    Prin. Amt.
    or Shares                                                           Value
    ---------                                                           -----
              Banking and Finance 8.7%
     825,475   The Bank of New York Mellon Corporation........      $ 40,250,161
     340,000   Capital One Financial Corporation..............        16,068,400
                                                                    ------------
                                                                      56,318,561
                                                                    ------------
              Chemicals 1.2%
     150,000   Rohm and Haas Company..........................         7,960,500
                                                                    ------------
              Communications 0.9%
   1,005,000   Arbinet-thexchange, Inc. (a)...................         6,080,250
                                                                    ------------
              Electronics 20.3%
     942,400   Agilent Technologies, Inc. (a).................        34,623,776
     430,000   Analog Devices, Inc............................        13,631,000
     700,000   Coherent, Inc. (a).............................        17,549,000
     630,000   Flextronics International Ltd. (a).............         7,597,800
     900,000   Intel Corporation..............................        23,994,000
     350,000   Motorola, Inc..................................         5,614,000
   1,000,000   Radisys Corporation (a)........................        13,400,000
   2,500,000   Sonus Networks, Inc. (a).......................        14,575,000
                                                                    ------------
                                                                     130,984,576
                                                                    ------------
              Energy 16.6%
     375,000   Berry Petroleum Company Class A................        16,668,750
     200,000   Devon Energy Corporation.......................        17,782,000
   1,850,000   GeoMet, Inc. (a)...............................         9,620,000
     600,000   McMoRan Exploration Co. (a)....................        7,854,000
     525,000   Murphy Oil Corporation.........................        44,541,000
     320,000   Nexen Inc......................................        10,326,400
                                                                    ------------
                                                                     106,792,150
                                                                    ------------
              Health Care 1.2%
     120,000   Abbott Laboratories............................         6,738,000
     170,000   Vical Inc. (a).................................           722,500
                                                                    ------------
                                                                       7,460,500
                                                                    ------------
              Information Technology Services 7.1%
   1,715,800   Convergys Corporation (a)......................        28,242,068
     990,000   The TriZetto Group, Inc. (a)...................        17,196,300
                                                                    ------------
                                                                      45,438,368
                                                                    ------------


                                      [10]

    Prin. Amt.
    or Shares                                                           Value
    ---------                                                           -----
              Insurance 23.3%
      10,000   Erie Indemnity Co. Class A.....................      $    518,900
      70,000   The Plymouth Rock Company, Inc.
                 Class A (b)(c)...............................       148,400,000
       2,000   White Mountains Insurance Group, Ltd...........         1,028,100
                                                                    ------------
                                                                     149,947,000
                                                                    ------------
              Manufacturing 14.2%
     800,000   A.S.V., Inc. (a)...............................        11,080,000
     875,600   Brady Corporation Class A......................        30,724,804
     150,000   Carlisle Companies Inc.........................         5,554,500
     400,000   Dover Corporation..............................        18,436,000
     350,000   Roper Industries, Inc..........................        21,889,000
     100,000   Tyco International Ltd.........................         3,965,000
                                                                    ------------
                                                                      91,649,304
                                                                    ------------
              Retailing 1.3%
      28,751   Aerogroup International, Inc. (a)(c)...........           773,114
     200,000   Walgreen Co....................................         7,616,000
                                                                    ------------
                                                                       8,389,114
                                                                    ------------
               Total Portfolio Securities
                 (cost $254,468,929)(d).......................       611,020,323

                               SHORT-TERM INVESTMENTS 5.2%

              Commercial Paper 1.4%
   3,374,000   American Express 4.31%, due 1/9/08.............         3,370,783
   5,533,000   General Electric Capital Corporation 4.17%,
                 due 1/16/08..................................         5,523,433
                                                                    ------------
                                                                       8,894,216
                                                                    ------------
              U.S. Treasury Bills 3.8%
  25,040,000  U.S. Treasury Bills 2.65% - 3.04%
                 due 1/3/08 - 5/18/08.........................        24,818,909
                                                                    ------------
                 Total Short-Term Investments
                   (cost $33,713,125)(d)......................        33,713,125
                                                                    ------------
                 Total Investments (100.0%)...................       644,733,448
              Cash, receivables and other assets
                 less liabilities (0.0%)......................            89,276
                                                                    ------------
              Net Assets (100%)...............................      $644,822,724
                                                                    ============
----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment  Company Act of 1940.

(c)   Valued at estimated fair value.

(d)   Aggregate cost for Federal tax purposes is substantially the same.


                 See accompanying notes to financial statements.


                                      [11]

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2007

ASSETS:
    Investments:
       General portfolio securities at market
         value (cost $252,268,943) (Note 1)........  $462,620,323
       Securities of affiliated company
         (cost $2,199,986) (Notes 1, 5 and 6)......   148,400,000
       Short-term investments (cost $33,713,125)...    33,713,125   $644,733,448
                                                     ------------
    Cash, receivables and other assets:
       Cash........................................        22,590
       Dividends and interest receivable...........        42,053
       Office equipment and leasehold
         improvements, net.........................       310,908
       Other assets................................        80,808        456,359
                                                     ------------   ------------
           Total Assets............................                  645,189,807
LIABILITIES:
    Accrued expenses and reserves..................       367,083
                                                     ------------
           Total Liabilities.......................                      367,083
                                                                    ------------
NET ASSETS.........................................                 $644,822,724
                                                                    ============
NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued 21,385,882
      (Note 2).....................................                 $ 21,385,882
    Surplus:
      Paid-in......................................  $265,306,327
      Undistributed net realized gain on sale
        of investments.............................     1,087,512
      Undistributed net investment income..........       491,609    266,885,448
                                                     ------------
    Net unrealized appreciation of investments.....                  356,551,394
                                                                    ------------
NET ASSETS.........................................                 $644,822,724
                                                                    ============
NET ASSET VALUE PER COMMON SHARE
    (21,385,882 shares outstanding)................                    $30.15
                                                                       ======

                 See accompanying notes to financial statements.


                                      [12]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2007

INVESTMENT INCOME
Income:
    Dividends (net of foreign
       withholding taxes of $4,545).................. $ 9,200,619
    Interest.........................................   2,441,736    $11,642,355
                                                      -----------
Expenses:
    Investment research..............................   1,293,750
    Administration and operations....................     957,250
    Occupancy costs..................................     461,828
    Employees' retirement plans......................     165,400
    Franchise and miscellaneous taxes................     162,746
    Insurance........................................     150,141
    Directors' fees..................................     135,500
    Stationery, supplies, printing and postage.......     106,196
    Listing, software and sundry fees................     103,417
    Legal, auditing and tax fees.....................      94,501
    Travel and telephone.............................      58,546
    Custodian fees...................................      37,945
    Transfer agent and registrar fees and expenses...      28,794
    Publications and miscellaneous...................      69,096      3,825,110
                                                      -----------    -----------
Net investment income................................                  7,817,245

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from investment transactions.......  42,124,417
Net increase in unrealized appreciation
    of investments...................................   4,626,767
                                                      -----------
    Net gain on investments..........................                 46,751,184
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................                $54,568,429
                                                                     ===========

                 See accompanying notes to financial statements.


                                      [13]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2007 and 2006

                                                          2007          2006
                                                      ------------  ------------
FROM OPERATIONS:
    Net investment income...........................  $ 7,817,245   $ 7,269,692
    Net realized gain on investments................   42,124,417    36,468,013
    Net increase in unrealized
      appreciation of investments...................    4,626,767    49,542,956
                                                     ------------  ------------
      Increase in net assets resulting from
        operations..................................   54,568,429    93,280,661
                                                     ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
    Net investment income...........................   (7,557,915)   (7,185,071)
    Net realized gain from investment transactions..  (41,733,753)  (36,564,651)
                                                     ------------  ------------
      Decrease in net assets from distributions.....  (49,291,668)  (43,749,722)
                                                     ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in
      Common Stock..................................   22,378,937    21,444,764
    Cost of shares of Common Stock repurchased......           --   (27,788,582)
                                                     ------------  ------------
      Increase (decrease) in net assets from
        capital share transactions..................   22,378,937    (6,343,818)
                                                     ------------  ------------
            Total increase in net assets............   27,655,698    43,187,121
NET ASSETS:
    Beginning of year...............................  617,167,026   573,979,905
                                                     ------------  ------------
    End of year (including undistributed
      net investment income of $491,609
      and $226,873, respectively)................... $644,822,724  $617,167,026
                                                     ============  ============


                See accompanying notes to financial statements.


                                      [14]

                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase in net assets from operations.....                $ 54,568,429
    Adjustments to net increase in net assets
      from operations:
      Purchase of securities....................... ($117,657,301)
      Proceeds from securities sold................   148,405,422
      Net purchase of short-term investments.......   (12,240,069)
      Net realized gain from investments...........   (42,124,417)
      Increase in unrealized appreciation..........    (4,626,767)
      Depreciation and amortization................        81,110
      Changes in operating assets and liabilities:
        Decrease in dividends and interest
          receivable...............................        59,895
        Decrease in receivable for securities sold.       364,849
        Increase in office equipment and
          leasehold improvements...................        (6,356)
        Increase in other assets...................          (742)
        Increase in accrued expenses and reserves..        30,925
                                                    -------------
      Total adjustments............................                 (27,713,451)
                                                                   ------------
Net cash provided by operating activities..........                  26,854,978

Cash flows from financing activities:
    Dividends and distributions paid...............   (26,912,731)
                                                    -------------
Cash flows used in financing activities............                 (26,912,731)
                                                                   ------------
Net decrease in cash...............................                     (57,753)
Cash at beginning of year..........................                      80,343
                                                                   ------------
Cash at end of year................................                $     22,590
                                                                   ============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
  Reinvestment of dividends and distributions to stockholders....  $ 22,378,937

                See accompanying notes to financial statements.


                                      [15]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--Central Securities Corporation (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

      Security Valuation--Securities are valued at the last or closing sale price or, if unavailable, at the closing bid price. Corporate discount notes and U.S. Treasury Bills are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal  Income  Taxes--It  is  the  Corporation's   policy  to  meet  the
        requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other--Security  transactions  are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily. Certain prior year amounts have been reclassified to conform with current year presentation.

      New  Accounting   Pronouncements--In   September  2006,  the  FASB  issued
        Statement 157 ("SFAS 157"), "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 will be effective at the beginning of the Corporation's 2008 fiscal year. Management is currently assessing the effect of this pronouncement on our financial statements. During the year ended December 31, 2007, the Corporation adopted Financial Accounting Standards Board Interpretation 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Management has determined that the implementation of FIN 48 had no impact in the financial statements.

      2. Common Stock and Dividend Distributions--The Corporation did not repurchase any shares of its Common Stock in 2007. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders.
Shares so acquired may be held as treasury stock and available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2007, a cash dividend of $.20 per share paid on June 22 and an optional distribution of $2.20 per share in cash, or one share of Common Stock for each 12 shares held, paid on December 27. In the optional distribution, 282,664 shares of Common Stock held as treasury shares by the Corporation were distributed, and 565,023 common shares were issued.


                                      [16]

      The tax character of dividends and distributions paid during the year was ordinary income, $10,597,383 and long-term capital gain, $38,694,285; for 2006 they were $11,563,375 and $32,186,347, respectively. As of December 31, 2007, for tax purposes, undistributed ordinary income was $563,215 and undistributed long-term realized capital gain was $1,089,288. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; however, such adjustments were not material for the year ended December 31, 2007.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2007, excluding short-term investments, were $117,657,301 and $148,405,422 respectively.

      As of December 31, 2007, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $367,281,929 and $10,730,535, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2007 to officers and directors amounted to $2,230,500, of which $135,500 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years of employment. The amount contributed for the year ended December 31, 2007 was $158,400.

      5. Affiliates--During the year ended December 31, 2007, The Plymouth Rock Company, Inc. and Neoware Inc. were affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $5,039,300 from Plymouth Rock and earned a net realized gain of $5,202,192 from the sale of all of its shares of Neoware during the year ended December 31, 2007. Unrealized appreciation related to affiliates increased by $14,274,469 for the year 2007 to $146,200,014. The President of the Corporation is a director of Plymouth Rock.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2007 such investments had an aggregate value of $149,173,114, which was equal to 23.1% of the Corporation's net assets. Investments in restricted securities at December 31, 2007, including acquisition dates and cost, were:

           Company                    Shares          Security           Date Acquired     Cost
-------------------------------       ------        -------------        -------------   ---------
Aerogroup International, Inc.         28,751        Common Stock            6/14/05     $   17,200
The Plymouth Rock Company, Inc.       60,000        Class A Stock          12/15/82      1,500,000
The Plymouth Rock Company, Inc.       10,000        Class A Stock           6/9/84         699,986

      The Corporation does not have the right to demand registration of the restricted securities.


      7. Operating Lease Commitment--The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $2.4 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $314,241 per year through 2008, $329,172 for 2009 and $341,806 annually thereafter.


                                      [17]

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the "Corporation") as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2007 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

                                                    KPMG LLP

New York, NY
January 25, 2008

--------------------------------------------------------------------------------

                        Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Corporation's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                      [18]

                         BOARD OF DIRECTORS AND OFFICERS

                                    Principal Occupations (last five years)
Independent Directors        Age    and Position with the Corporation (if any)
---------------------        ---    ------------------------------------------
SIMMS C. BROWNING            67     Retired since 2003; Vice President,
  Director since 2005               Neuberger Berman, LLC (asset management)
                                    prior thereto

DONALD G. CALDER             70     President, G.L. Ohrstrom & Co. Inc.
  Director since 1982               (private investment firm); Director of
                                    Brown-Forman Corporation, Carlisle Companies
                                    Incorporated and Roper Industries, Inc.
                                    (manufacturing companies), Chairman of
                                    Central Securities Corporation

JAY R. INGLIS                73     Vice President and General Counsel,
  Director since 1973               International Claims Management, Inc. since
                                    2006; Executive Vice President, National
                                    Marine Underwriters (insurance management company) prior thereto

DUDLEY D. JOHNSON            68     Chairman, Young & Franklin Inc. (private
  Director since 1984               manufacturing company)

C. CARTER WALKER, JR.        73     Private investor
  Director since 1974


Interested Director
-------------------
WILMOT H. KIDD               66     Investment and research--President,
  Director since 1972               Central Securities Corporation

                                    ----------

CHARLES N. EDGERTON          63     Vice President and Treasurer,
                                    Central Securities Corporation

WILLIAM E. SHEELINE          52     Vice President, Central Securities
                                    Corporation since 2007; President, Houqua
                                    Capital LLC from 2004-2006; Research
                                    Analyst, Train Babcock Advisors LLC from
                                    2003-2004; Vice Chairman, Knowlton Brothers prior thereto

MARLENE A. KRUMHOLZ          44     Secretary, Central Securities Corporation

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

                                    ----------

                      Proxy Voting Policies and Procedures

      The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation's proxy voting record for the twelve-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation's website at www.centralsecurities.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.


                                      [19]

                               BOARD OF DIRECTORS

                           Donald G. Calder, Chairman
                                Simms C. Browning
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.


                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                       William E. Sheeline, Vice President
                         Marlene A. Krumholz, Secretary


                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com


                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                    P.O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com


                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


                                      [20]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the "Committee") meet the definition of "Audit Committee Financial Expert" as the term has been defined by the Securities and Exchange Commission ("SEC"). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee's charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

                                                        2007         2006
                                                     ---------     ---------
        Audit fees ...........................       $51,500(1)    $45,500(1)
        Audit-related fees ...................             0             0
        Tax fees .............................        16,100(2)     15,400(2)
        All other fees .......................             0             0
                                                     -------       -------
        Total fees ...........................       $67,600       $60,900
                                                     =======       =======

        (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.


        (2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2007 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. Schedule of Investments. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.


Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

                         CENTRAL SECURITIES CORPORATION
                             PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company's board of directors. Our guidelines are based on the belief that a company's shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our stockholders, we will vote against management's recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

      o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

      o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

      o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

      o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

      o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's stockholders.

We evaluate proposals related to compensation on a case-by case basis.

      o We generally support stock option plans that are incentive based and not excessive.


      o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

      o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

      o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

      o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

      o We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

      o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

      o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

      o     We generally support share repurchase programs.

      o We generally support the general updating of or corrective amendments to corporate charters and by-laws.

      o We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

      o We generally support management's proposals regarding the approval of independent auditors.

      o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

      o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

      o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.


Item 8. Portfolio Managers of Closed-End Management Investment Companies. Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the

Corporation's investments. Mr. Kidd's compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2007, Mr. Kidd's investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

--------------------------- ----------------- ---------------- ------------------------- ------------------------
                                                                                          (d) Maximum Number (or
                               (a) Total                        (c) Total Number of         Approximate Dollar
                               Number of       (b) Average       Shares (or Units)         Value) of Shares (or
                               Shares (or       Price Paid      Purchased as Part of      Units) that May Yet Be
                                 Units)         per Share       Publicly Announced         Purchased Under the
         Period                Purchased        (or Unit)        Plans or Programs           Plans or Programs
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #1 (July 1 through           0                NA                    NA                       NA
July 31)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #2 (August 1                 0                NA                    NA                       NA
through August 31)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #3 (September 1              0                NA                    NA                       NA
through September 30)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #4 (October 1                0                NA                    NA                       NA
through October 31)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #5 (November 1               0                NA                    NA                       NA
through November 30)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Month #6 (December 1               0                NA                    NA                       NA
through December 31)
--------------------------- ----------------- ---------------- ------------------------- ------------------------
Total                              0                NA                    NA                       NA
--------------------------- ----------------- ---------------- ------------------------- ------------------------

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since such procedures were last described in the Corporation's proxy statement dated February 5, 2008.


Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the "Corporation") have concluded that the Corporation's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting.


Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation


By: /s/ Wilmot H. Kidd
   --------------------
   Wilmot H. Kidd
   President

February 5, 2008
--------------------
Date

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.


By: /s/ Wilmot H. Kidd
   --------------------
   Wilmot H. Kidd
   President

February 5, 2008
----------------
Date


By: /s/ Charles N. Edgerton
   ------------------------
   Charles N. Edgerton
   Treasurer

February 5, 2008
----------------
Date